WARRANT TO PURCHASE STOCK
                            -------------------------

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

                            WARRANT TO PURCHASE STOCK

COMPANY:            RapidTron, Inc., a Nevada corporation
NUMBER OF SHARES:   150,862
CLASS OF STOCK:     Series Common
WARRANT PRICE:      $0.58 per share
ISSUE DATE:         Is  the  Warrant  Effective Date, which is the date in which the  Holder  executes  this  Warrant
EXPIRATION DATE:    The 5th anniversary after the Issue Date


     THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, SILICON VALLEY BANK ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the company (the "Company") at the Warrant Price, all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE  1.  EXERCISE.
             --------

          1.1     Method  of  Exercise.  Holder  may  exercise  this  Warrant by
                  --------------------
delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Article 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

          1.2     Conversion  Right.  In  lieu  of  exercising  this  Warrant as
                  -----------------
specified in Article 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Article 1.3.

          1.3     Fair Market Value.  If the Company's common stock is traded in
                  -----------------
a public market and the Shares are common stock, the fair market value of each Share shall be the average closing price of a Share reported for the ten (10) business days immediately before Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company's initial public offering, the "price to public" per share price specified in the final prospectus relating to such offering). If the Company's common stock is traded in a public market and the Shares are preferred stock, the fair market value of a Share shall be the closing price of a share of the Company's common stock reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or, in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company's initial public offering, the initial "price to public" per share price specified in the final prospectus relating to such offering), in both cases, multiplied by the number of shares of the Company's common stock into which a Share is convertible. If the Company's common stock is not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

          1.4     Delivery  of  Certificate  and  New  Warrant.  Promptly  after
                  --------------------------------------------
Holder exercises or converts this Warrant and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

          1.5     Replacement  of  Warrants.  On  receipt of evidence reasonably
                  -------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

          1.6     Treatment  of  Warrant  Upon  Acquisition  of  Company.
                  ------------------------------------------------------

               1.6.1     "Acquisition".  For  the  purpose  of  this  Warrant,
                          -----------
"Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

               1.6.2     Treatment  of  Warrant  at  Acquisition.
                         ---------------------------------------
A) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is not an asset sale and in which the sole consideration is cash, either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

B) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is an "arms length" sale of all or substantially all of the Company's assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a "True Asset Sale"), either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will continue until the Expiration Date if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

C) Upon the closing of any Acquisition other than those particularly described in subsections (A) and (B) above, the successor entity shall assume the obligations of this Warrant.

As used herein "Affiliate" shall mean any person or entity that owns or controls
                ---------
directly or indirectly ten (10) percent or more of the stock of Company, any person or entity that controls or is controlled by or is under common control with such persons or entities, and each of such person's or entity's officers, directors, joint venturers or partners, as applicable.

ARTICLE  2.  ADJUSTMENTS  TO  THE  SHARES.
             ----------------------------

          2.1     Stock Dividends, Splits, Etc.  If the Company declares or pays
                  ----------------------------
a dividend on the Shares payable in common stock, or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification or otherwise into a greater number of shares or takes any other action which increase the amount of stock into which the Shares are convertible, the number of shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

          2.2     Reclassification,  Exchange,  Combinations  or  Substitution.
                  ------------------------------------------------------------
Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles or Certificate (as applicable) of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, substitution or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Article 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

          2.3     Reserved.
                  --------

          2.4     No  Impairment.  The  Company  shall  not, by amendment of its
                  --------------
Articles or Certificate (as applicable) of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

          2.5     Fractional  Shares.  No  fractional  Shares  shall be issuable
                  ------------------
upon exercise or conversion of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.

          2.6     Certificate  as  to  Adjustments.  Upon each adjustment of the
                  --------------------------------
Warrant Price, the Company shall promptly notify Holder in writing, and, at the Company's expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE  3.  REPRESENTATIONS  AND  COVENANTS  OF  THE  COMPANY.
             -------------------------------------------------

          3.1     Representations  and  Warranties.  The  Company represents and
                  --------------------------------
warrants  to  the  Holder  as  follows:

               (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than (i) the price per share at which the Shares were last issued in an arms-length transaction in which at least $500,000 of the Shares were sold and (ii) the fair market value of the Shares as of the date of this Warrant.

               (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

               (c) The Capitalization Table previously provided to Holder remains true and complete as of the Issue Date.

          3.2     Notice of Certain Events.  If the Company proposes at any time
                  ------------------------
(a) to declare any dividend or distribution upon any of its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; or (b) offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash, then, in connection with each such event, the Company shall give Holder:
(1) at least 10 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto), and (2) in the case of the matter referred to in (b) above, the same notice as is given to the holders of such registration rights. The Company shall deliver to Holder all notices and correspondence which is delivered to shareholders (regardless of whether such notices or correspondence is delivered to holders of convertible securities or other non-shareholders).

          3.3     Registration  Under  Securities  Act of 1933, as amended.  The
                  --------------------------------------------------------
Company agrees that the Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be subject to the registration rights set forth on Exhibit A, if attached.

          3.4     No  Shareholder  Rights.  Except  as provided in this Warrant,
                  -----------------------
the Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant.

ARTICLE 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.  The Holder represents and
           -----------------------------------------
warrants  to  the  Company  as  follows:

          4.1     Purchase for Own Account.  This Warrant is, and the securities
                  ------------------------
to be acquired upon exercise of this Warrant by the Holder will be, acquired for investment for the Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

          4.2     Disclosure of Information.  The Holder has received or has had
                  -------------------------
full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

          4.3     Investment  Experience.  The  Holder  understands  that  the
                  ----------------------
purchase of this Warrant and its underlying securities involves substantial risk. The Holder has experience as an investor in securities of companies in the development stage and acknowledges that the Holder can bear the economic risk of such Holder's investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

          4.4     Accredited  Investor  Status.  The  Holder  is  an "accredited
                  ----------------------------
investor"  within  the  meaning  of  Regulation  D  promulgated  under  the Act.

          4.5     The  Act.  The  Holder  understands  that this Warrant and the
                  --------
Shares issuable upon exercise or conversion hereof have not been registered un the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent and status as an "accredited investor" as expressed herein. The Holder understands that this Warrant and/or the Shares issued upon any exercise or conversion hereof (including by a transferee of this Warrant that is not an "accredited investor") must be held indefinitely unless subsequently registered under the 1933 Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.

ARTICLE  5.  MISCELLANEOUS.
             -------------

          5.1     Term:  This  Warrant is exercisable in whole or in part at any
                  ----
time  and  from  time  to  time  on  or  before  the  Expiration  Date.

          5.2     Legends.     This  Warrant  and the Shares (and the securities
                  -------
issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF
     THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

          5.3     Compliance with Securities Laws on Transfer.  This Warrant and
                  -------------------------------------------
the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to Silicon Valley Bancshares (Holder's parent company) or any other affiliate of Holder. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

          5.4     Transfer  Procedure.  Upon  receipt  by Holder of the executed
                  -------------------
Warrant, Holder will transfer all of this Warrant to Silicon Valley Bancshares, Holder's parent company, by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Article 5.3 and upon providing Company with written notice, Silicon Valley Bancshares and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, Silicon Valley Bancshares or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company may refuse to transfer this Warrant or the Shares to any person who directly competes with the Company, unless, in either case, the stock of the Company is publicly traded.

          5.5     Notices.  All  notices  and  other  communications  from  the
                  -------
Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may (or on the first business day after transmission by facsimile) be, in writing by the Company or such Holder from time to time. Effective upon receipt of the fully executed Warrant and the initial transfer described in Article 5.4 above, all notices to the Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

               Silicon  Valley  Bancshares
               Attn:  Treasury  Department
               3003  Tasman  Drive,  HA  200
               Santa  Clara,  CA  95054

               Telephone:  408-654-7400
               Facsimile:  408-496-2405

Notice to the Company shall be addressed as follows until the Holder receives notice of a change in address:

               RapidTron,  Inc.
               Attn:  ____________________
               3151  Airway  Avenue,  Building  Q
               Costa  Mesa,  CA  92626

          5.6     Waiver.  This  Warrant  and  any  term  hereof may be changed,
                  ------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          5.7     Attorney's  Fees.  In  the  event  of  any dispute between the
                  ----------------
parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney's fees.

          5.8     Automatic Conversion upon Expiration.  In the event that, upon
                  ------------------------------------
the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to the Holder.

          5.9     Counterparts.  This  Warrant  may be executed in counterparts,
                  -------------
all  of  which  together  shall  constitute  one  and  the  same  agreement.

          5.10     Governing  Law.  This  Warrant  shall  be  governed  by  and
                   --------------
construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

"COMPANY"

RAPIDTRON, INC.


By:  /s/ John A. Creel                         By:     /s/ Peter Dermutz
---------------------------------------------  ---------------------------------------------

Name:_John A. Creel                            Name:___Peter Dermutz
---------------------------------------------  ---------------------------------------------
     (Print)                                        (Print)
Title:   Chairman of the Board, President or   Title:   Chief Financial Officer, Secretary,
Vice President                                 Assistant Treasurer or Assistant Secretary


                                        7

"HOLDER"

SILICON VALLEY BANK


By:
   --------------------------------

Name:
     ------------------------------
 (Print)
Title:
      ------------------------

                                   APPENDIX 1


                               NOTICE OF EXERCISE
                               ------------------


     1. Holder elects to purchase ___________ shares of the Common/Series ______ Preferred [strike one] Stock of __________________ pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

          [or]

     1. Holder elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised for _____________________ of the Shares covered by the Warrant.

     [Strike  paragraph  that  does  not  apply.]

     2. Please issue a certificate or certificates representing the shares in the name specified below:

               ___________________________________________
                    Holders  Name


               ___________________________________________

               ___________________________________________
                    (Address)

     3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

                                   HOLDER:

                                   _________________________


                                   By:____________________________

                                   Name:__________________________

                                   Title:_________________________

                                   (Date):________________________